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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2009

KBL HEALTHCARE ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33583	20-8191477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lexington Avenue, 31st Floor, New York, New York	10168
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212-319-5555

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 2, 2009, the Board of Directors (“Board”) of KBL Healthcare Acquisition Corp. III (the “Corporation”) approved an amendment to the Corporation’s Bylaws fixing the number of directors that shall constitute the Board at seven and requiring approval by the holders of at least 85% of the outstanding shares of common stock of the Corporation in order for stockholders to amend this provision at any time prior to consummation by the Corporation of a business combination (as described more fully in the Corporation’s final prospectus, dated July 19, 2007, relating to its initial public offering). The Corporation’s Bylaws, as amended by the Corporation’s Board of Directors and effective on February 2, 2009, are attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Bylaws, as amended, of the Corporation, effective as of February 2, 2009.

99.1	Press release dated February 2, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2009

KBL HEALTHCARE ACQUISITION CORP. III

By:	/s/ Michael Kaswan
Michael Kaswan
Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Bylaws, as amended, of the Corporation, effective as of February 2, 2009.

99.1	Press release dated February 2, 2009.

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